SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        December 9, 1999
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                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Item 5.      Other Events.

Unocal Corporation announced the appointments of Timothy H. Ling and Charles R. Williamson to the company's board of directors effective January 1, 2000. As announced in August 1999, John F. Imle, Jr., has resigned from the board effective December 31, 1999. Mr. Imle, who was Vice Chairman and a director, will continue to serve as a consulting employee of the company. With these changes, the total size of the board of directors will be 10, including three company employees.

Mr. Ling was named Executive Vice President, North America Energy Operations, in March 1999. He joined Unocal in 1997 as chief financial officer and member of the management committee. As CFO, Mr. Ling has a strategic role, focusing on mergers, acquisitions and investor relations. He received a bachelor of science degree from Cornell University in 1982 and a master of business administration degree from Stanford University in 1989. Prior to joining Unocal, he had been an employee of McKinsey & Company since 1989 and a partner of the firm since 1994.

Mr. Williamson was named Executive Vice President, International Energy Operations, and member of the management committee in 1999. He holds a Ph.D. in geology from the University of Texas at Austin. Mr. Williamson joined Unocal in 1977 as a research associate for Unocal's Science and Technology Division in Brea, California. In 1983, he was named chief exploration geologist for Unocal in the United Kingdom, and in 1986, he became exploration manager of Unocal Netherlands. Mr. Williamson was named Vice President of Exploration for Unocal Thailand in 1989. He then became Vice President, Technology, in 1992. In 1995, he was appointed Vice President, Corporate Planning and Economics. In 1996, he was named Group Vice President, International Operations. In 1997, Mr. Williamson assumed the position as Group Vice President, Asia Operations.

The Bylaws of Unocal Corporation and Union Oil Company of California, as amended to become effective January 1, 2000, are attached as exhibits under Item 7(c) of this report.


Item 7.      Financial Statements and Exhibits.

             (c)  Exhibits

             3 Bylaws of Unocal Corporation, as amended to become effective January 1, 2000.

             99 Bylaws of Union Oil Company, as amended to become effective January 1, 2000.

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



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                                 UNOCAL CORPORATION
                                                 (Registrant)





Date:  December 10, 1999                         By: /s/ JOHN A. BRIFFETT
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                                                     John A. Briffett

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